UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         INFINITE GRAPHICS INCORPORATED
---------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_______
     (2)  Aggregate number of securities to which transaction applies:__________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:___________________________________
     (4)  Proposed maximum aggregate value of transaction:______________________
     (5)  Total fee paid:_______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_______________________________________________
     (2)  Form, Schedule or Registration Statement No.:_________________________
     (3)  Filing Party:_________________________________________________________
     (4)  Date Filed:___________________________________________________________

                         INFINITE GRAPHICS INCORPORATED
                              4611 East Lake Street
                          Minneapolis, Minnesota 55406

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 20, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Infinite Graphics Incorporated, a Minnesota corporation ("IGI" or the "Company"), will be held on November 20, 2000, at 3:30 p.m., Central Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota for the following purposes:

         1. To elect four nominees to the Board of Directors to serve for a term of one year.

         2. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Only holders of record of common stock of the Company at the close of business on September 25, 2000 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE AS PROMPTLY AS POSSIBLE.

                                       BY ORDER OF THE BOARD OF
                                       DIRECTORS

                                       /S/ CLIFFORD F. STRITCH, JR.

                                       Clifford F. Stritch, Jr.
                                       CHIEF EXECUTIVE OFFICER

October 23, 2000

                                 PROXY STATEMENT

                         INFINITE GRAPHICS INCORPORATED

                              4611 EAST LAKE STREET
                          MINNEAPOLIS, MINNESOTA 55406

               ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 20, 2000


                                     GENERAL

         The enclosed Proxy is solicited by the Board of Directors of Infinite Graphics Incorporated, a Minnesota corporation ("IGI" or the "Company"), for use at the Annual Meeting of the Shareholders of the Company to be held on November 20, 2000, at 3:30 p.m., Central Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota, or any adjournment thereof. Such solicitation is being made by mail and may also be made by directors, officers and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: Clifford F. Stritch, Jr., Chief Executive Officer, or by appearing and voting in person at the meeting.

         Shares represented by Proxies will be voted as specified in such Proxies. In the absence of specific instructions, Proxies will be voted (to the extent they are entitled to be voted on such matters):

(1) FOR the election to the Board of Directors of the nominees named in this Proxy Statement; and

(2) in the Proxies' discretion, upon such other business as may properly come before the meeting.

         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock.

         This Proxy Statement and the Company's Annual Report on Form 10-KSB for the year ended April 30, 2000 are being mailed to shareholders on or about October 23, 2000. No portion of such Annual Report is incorporated herein and no portion is to be considered proxy soliciting material.


                                VOTING PROCEDURES

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions are not counted as "for" or "against" votes, but are counted in the total number of votes present and entitled to vote for passage of a proposal. This has the effect of abstentions being treated as "no" votes. Broker nonvotes are considered shares present for quorum purposes, but they are not considered shares entitled to vote, are not counted in the total number of votes, and have no effect on the outcome of voting.

         Common Stock, no par value ("Common Stock"), of which there were 3,024,797 shares outstanding on September 25, 2000, constitutes the only class of outstanding voting securities issued by the Company. Each holder of Common Stock will be entitled to cast one vote in person or by proxy for each share of Common Stock held for the election of directors and for all other matters voted on at the Annual Meeting. Only shareholders of record of the Common Stock at the close of business on September 25, 2000 will be entitled to vote at the Annual Meeting (the "Record Date").

         The election of each director nominee (proposal 1) requires the affirmative vote of the shareholders holding at least a majority of Common Stock present in person or by proxy, and entitled to vote, at the Annual Meeting.

                                OUTSTANDING STOCK

         Information as to the name, address and stock holdings of each person known by the Company to be a beneficial owner of more than 5% of its Common Stock and as to the name, address and stock holdings of certain executive officers, each director and nominee for election to the Board of Directors and by all executive officers, directors, and nominees, as a group, as of September 25, 2000 is set forth below. Except as indicated below, the Company believes that each such person has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                                      Common Stock
            Name/Address of             ----------------------------------------
        Shareholder, Director or          Amount Beneficially       Percent of
            Director Nominee                     Owned              Class (1)
--------------------------------------------------------------------------------

Clifford F. Stritch, Jr.                      1,096,050(2)             36.2%
4611 East Lake Street
Minneapolis, Minnesota 55406

Robert J. Fink                                  279,000                 9.2%
1850 Arvin Drive
Mendota Heights, Minnesota 55118

Touch Future Technology LTD                     222,222                 7.3%
C/o Hang Seng Bank LTD
83 Des Vocus Road Central
Hong Kong, China

George M. Heenan                                   None                  NA
4309 College Heights Circle
Minneapolis, MN

Edwin F. Snyder                                  87,800(3)              2.9%
7275 Bush Lake Road
Edina, Minnesota 55439

Durwood L. Airhart                               40,000(4)              1.3%
1 Precision Drive
Litchfield, Minnesota 55355

Michael J. Evers                                 60,000(5)              1.9%
1000 LaSalle Avenue, MPL331
Minneapolis, Minnesota 55403

Directors and Executive Officers as a         1,283,850(6)             40.8%
Group (5 persons)

(1) In calculating percentage ownership, all shares of Common Stock which a named shareholder has the right to acquire within 60 days from the Record Date upon exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by that shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholders.
(2) An irrevocable trust of which Mr. Stritch's daughter, Kendra L. Stritch, is the beneficiary is the owner of 23,800 shares of Common Stock of the Company. The Common Stock held in that trust are included in the number of shares set forth above, although Mr. Stritch denies any beneficial interest in those shares. An irrevocable trust of which Mr. Stritch's son, Carter Francis Stritch, is the beneficiary is the owner of 21,500 shares of Common Stock of the Company. The Common Stock held in that trust are included in the number of shares set forth above, although Mr. Stritch denies any beneficial interest in these shares. Mr. Stritch is not a trustee of either trust.
(3) Includes options for the purchase of 20,000 shares of Common Stock, but excludes options for the purchase of 80,000 shares of Common Stock that are not exercisable within 60 days of the Record Date.
(4) Includes options for the purchase of 40,000 shares of Common Stock, but excludes options for the purchase of 10,000 shares of Common Stock that are not exercisable within 60 days of the Record Date.
(5) Includes options for the purchase of 60,000 shares of Common Stock, but excludes options for the purchase of 40,000 shares of Common Stock that are not exercisable within 60 days of the Record Date.
(6) Includes options for the purchase of 120,000 shares of Common Stock, but excludes options for the purchase of 180,000 shares of Common Stock that are not exercisable within 60 days of the Record Date.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

NOMINATION AND ELECTION OF DIRECTORS

         At the Annual Meeting, the Board of Directors of the Company is to be elected to hold office until the 2001 annual meeting or until successors are elected and have qualified. The Bylaws of the Company provide that the Board of Directors shall consist of one or more members. Currently, the Board of Directors of the Company consists of four persons, each of whose term expires at the Annual Meeting.

         The Bylaws of the Company provide that the number of members of the Board of Directors to be elected at any meeting of the shareholders shall be determined from time to time by the Board of Directors. If the Board of Directors does not expressly fix the number of directors to be so elected, then the number of directors shall be the number of directors elected at the preceding regular meeting of the shareholders. The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at four directors. The Proxies granted by the shareholders will be voted at the Annual Meeting for the election of the four persons listed below as directors of the Company.

                              NOMINEES FOR DIRECTOR

                            Clifford F. Stritch, Jr.
                                 Edwin F. Snyder
                                Michael J. Evers
                                George M. Heenan

         In the event that one of more of the above named persons shall become unavailable for election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors, unless the Board of Directors determines to reduce its size appropriately.

DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

         The directors, nominees for director, and executive officers of the Company are as follows:

                                    CURRENT POSITION                  PRINCIPAL OCCUPATIONS              DIRECTOR
NAME OF DIRECTOR            AGE     WITH THE COMPANY                   DURING PAST 5 YEARS                SINCE
----------------            ---     ----------------                   -------------------                -----
Clifford F. Stritch, Jr.    53      Chairman of the        Chairman of the Board, Director, and CEO of     Aug.
                                  Board, Director, CEO     the Company. Mr. Stritch was the CFO of the     1970
                                                           Company from November 1995 to May 2000.

Edwin F. Snyder             57      Executive Vice         From November 1998, Executive Vice President    Sept.
                                  President, Director      of the Company. From October 1996 to            1990
                                                           November 1998, Vice-President of Marketing
                                                           and Sales with Wave Crest of Edina,
                                                           Minnesota.  From March 1995 to September
                                                           1996, Vice-President of Sales and Marketing
                                                           with Johnstech International, a  manufacturer
                                                           of high performance test contacts.  From
                                                           February 1992 to March 1995, Vice-President
                                                           of Marketing with Visu-Com of Baltimore,
                                                           Maryland, a manufacturer of personal
                                                           communications products.

Michael J. Evers            65          Director           Since 1974, Dean Emeritus of the Graduate       Sept.
                                                           School of Business, Professor and Assistant     1997
                                                           Professor of Strategic Management and
                                                           Marketing with University of St. Thomas
                                                           Minneapolis, Minnesota.  Mr. Evers serves as
                                                           a director of Cellex Biosciences, Inc.

George M. Heenan            61            None             Executive Fellow and Director of the            NA
                                                           Institute of Strategic Management from July
                                                           1999 to present, and Executive Fellow and
                                                           Director of the Institute of Venture
                                                           Management at the University of St. Thomas
                                                           from September 1994 to July 1999.  President
                                                           of Bissell Healthcare Corporation, North
                                                           American Operations, a manufacturer and
                                                           distributor of medical products, from
                                                           February 1991 to August 1994.  Chairman of
                                                           Clarus Medical Systems, Inc., a manufacturer
                                                           of diagnostic and interventional endoscopes,
                                                           from May 1987 to February 1991.  Mr. Heenan
                                                           has also been a principal of Heenan
                                                           Investments, Inc., a venture development and
                                                           investment company, since January 1986.  Mr.
                                                           Heenan  has also been a director of Minntech,
                                                           Inc., a Minnesota medical device, designer
                                                           and manufacturer, since 1992.

Barry B. Onufrock           45       Chief Financial       Joined the Company in February 2000 and
                                         Officer           became Chief Financial Officer of the Company
                                                           as of May 24, 2000.  From 1998 through 1999
                                                           Mr. Onufrock was Controller of Donatelle
                                                           Plastics, Inc., a manufacturer of precision
                                                           medical plastic injection molded products and
                                                           tooling.  From 1988 to 1998 Mr. Onufrock was
                                                           the Assistant Controller and Tax Manager of
                                                           Marvin Windows and Doors of Warroad, Minnesota,
                                                           a manufacturer of wood windows and doors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         Messrs. Airhart and Evers are the current members of the Audit Committee of the Board of Directors. The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial control practices of the Company. The Committee has general responsibility for review with management of the financial controls, accounting, and audit and reporting activities of the Company. The Committee annually reviews the qualifications and engagement of the Company's independent accountants, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audit, and reviews their management comment letters. During fiscal 2000, the Audit Committee met two times.

         Messrs. Airhart and Evers are the current members of the Compensation Committee, which oversees compensation for directors, officers and key employees of the Company. During fiscal 2000, the Compensation Committee met one time.

         During fiscal 2000, the Board of Directors met three times. Each director attended, in person or by telephone, 75% or more of the aggregate total of meetings of the Board of Directors and meetings of committees of the Board of Directors on which such director serves except that Durwood Airhart did not attend 75% or more of the aggregate total of meetings of the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY.


                             EXECUTIVE COMPENSATION

CASH COMPENSATION

         The following table summarizes the annual compensation paid by the Company during fiscal years ended April 30, 1998, 1999, and 2000 to Clifford F. Stritch, the Chief Executive Officer of the Company as of April 30, 1999. No other executive officer of the Company had compensation in excess of $100,000 during any of the fiscal years for which information is provided. Mr. Stritch is sometimes referred to as the "Named Executive Officer."


                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation
                                       -----------------------------------------
                                          Salary       Bonus            Other
Name and Principal Position     Year         $           $                $
---------------------------     ----      ------       -----            -----
  Clifford F. Stritch, Jr.      2000      145,134    45,200(1)(2)    5,410(3)(4)
  Chief Executive Officer       1999      142,000    10,000(2)       5,380(3)(4)
  and a Director                1998      142,000    15,000(2)       5,398(3)(4)

-------------------

(1) Includes amount for the sales of the software division and the achievement of other specified goals.
(2) Bonuses relate to applicable fiscal year but were paid in subsequent years.
(3)      Includes insurance and car allowance.
(4) Does not include $20,000 as payment for personal guarantee of Company' bank loan.

STOCK OPTIONS

         No options were granted to or exercised by the Named Executive Officer during the Company's fiscal year ended April 30, 2000.

BOARD OF DIRECTOR COMPENSATION

         Employee directors do not receive additional compensation for serving on the Board of Directors. Each non-employee director of the Company receives $2,500 per quarter. In addition, Michael J. Evers was granted options to purchase 50,000 shares of Common Stock at an exercise price of $1.4375 pursuant to the terms of the Infinite Graphics Incorporated Stock Option Plan of 1993. The option was immediately exercisable for 20% of the amount granted and is exercisable in 40%, 60%, 80% and 100% increments on the first, second, third and fourth anniversaries of the option grant. The option expires on March 15, 2003.


                              CERTAIN TRANSACTIONS

         During fiscal 2000, the Company leased the properties at 4621 East Lake Street from Infinite Properties, a partnership of the Company's Chairman of the Board, Clifford F. Stritch, Jr., and Daniel R. Schultz. The lease for 4621 East Lake Street is dated October 31, 1983, and had an original term of five years. In 1988, the Company exercised its option to renew this lease for an additional five year term. The lease has been amended several times to extend the term. Currently, the lease has been orally amended to extend to April 30, 2001. The rent is currently $2,750 per month.

         The Company leased certain production equipment from Clifford F. Stritch under the name "Hidden Ponds." Under the terms of the lease, the Company pays a monthly rent of $3,000 through April, 2001.

         The Company pays Clifford Stritch $20,000 as a fee for his being required to personally sign as guarantor of the Company's debt.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are also required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended April 30, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were timely complied with except that Edwin F. Snyder, the Company's Executive Vice President, failed to timely file one report with respect to one transaction.


                            PROPOSALS OF SHAREHOLDERS

         Any shareholder proposal intended to be considered for inclusion in the Company's proxy statement for presentation at the Company's 2001 Annual Meeting of Shareholders must be received by the President of the Company at the above address no later than May 14, 2001. The proposal must be in accordance with the provisions of the SEC's Rule 14a-8 promulgated under the Securities Exchange Act of 1934. Shareholders who intend to present a proposal at the Company's 2001 Annual Meeting without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than July 28, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                                  OTHER MATTERS

         The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

         Please sign and return promptly the enclosed Proxy in the envelope provided if you are a holder of Common Stock. The signing of a Proxy will not prevent your attending the meeting and voting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /S/ CLIFFORD F. STRITCH, JR.

                                       Clifford F. Stritch, Jr.
                                       CHIEF EXECUTIVE OFFICER

October 23, 2000

                      INFINITE GRAPHICS INCORPORATED PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 20, 2000

The undersigned shareholder of Infinite Graphics Incorporated (the "Company"), revoking all prior proxies, hereby appoints Clifford F. Stritch, Jr. and Edwin
F. Snyder, or either of them, as proxy for the undersigned with full power of substitution in each of them, to vote in the name and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on November 20, 2000, at 3:30 p.m., Central Standard Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, MN 55402, and at all adjournments thereof, all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present, with the powers that the undersigned would possess if personally present.

1.   ELECTION OF DIRECTORS.

     _____For all four nominees listed below (except as marked to the contrary below)

     _____Withhold authority to vote for all nominees listed below

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     Clifford F. Stritch, Jr., Edwin F. Snyder, Michael J. Evers, George M.
     Heenan

2. SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.



                  (Continued, and to be SIGNED, on other side.)

                                                     (Continued from other side)

     All as set out in the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 23, 2000, receipt of which is hereby acknowledged. ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" PROPOSAL 1 AS SET FORTH IN THE PROXY STATEMENT, AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS.

Dated: _________________, 2000          ________________________________________
                                                      (Signature)

                                        ________________________________________
                                                (Joint Owner Signature)

Please sign this proxy exactly as your name appears on your certificate. Joint owners should each sign personally. Trustees, executors and others signing in a representative capacity should indicate the capacity in which they sign.

PLEASE SIGN AND RETURN THIS PROXY PROMPTLY. YOUR COOPERATION IS APPRECIATED.